UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2025, exactEarth Ltd. (“exactEarth”), a wholly owned subsidiary of Spire Global, Inc. (the “Company”), entered into a contract with His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services, pursuant to which the Company agreed to design and develop the WildFireSat constellation of satellites to monitor wildfires in Canada for the Canadian Space Agency. The term of the contract ends on September 31, 2027, but the contract shall remain active for up to five years after completion of its final phase, which period may be extended or terminated early upon 30 days’ notice from Canada; however, any extension shall be subject to good faith negotiations between the parties and a subsequent contract amendment. If all contractual milestones are achieved, the Company will receive an aggregate of Can$71.8 million, including harmonized sales tax, pursuant to the contract. On January 21, 2025, exactEarth assigned the contract to Spire Global Canada Subsidiary Corp., another wholly owned subsidiary of the Company.

The foregoing description of the contract does not purport to be complete and is qualified in its entirety by reference to the full text of the contract, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 7, 2025, the Company issued a press release announcing the contract. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the SEC, press releases, public conference calls, webcasts, the investor relations section of its website (www.ir.spire.com), its X account (@SpireGlobal), its Bluesky account (@spire.com) and its LinkedIn page in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
10.1

Contract, dated January 20, 2025, between exactEarth Ltd. and His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services, as assigned to Spire Global Canada Subsidiary Corp. on January 21, 2025.

99.1	News release of Spire Global, Inc., dated February 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	February 7, 2025	By:	/s/ Theresa Condor
		Name: Title:	Theresa Condor Chief Executive Officer